EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly report on Form 10-Q of Winvest Group Ltd. for the quarter ended September 30, 2024, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q for the quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly report on Form 10-Q for the quarter ended September 30, 2024 fairly presents, in all material respects, the financial condition and results of operations of Winvest Group Ltd.

Dated: November 19, 2024	/s/ Jeffrey Wong Kah Mun
Name: Jeffrey Wong Kah Mun,
Title: Chief Financial Officer